UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

_________________

CHAMPPS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22639 (Commission File Number)	04-3370491 (I.R.S.Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124
(Address of principal executive offices)(Zip Code)

(303) 804-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On March 2, 2005, William H. Baumhauer, Chief Executive Officer and President of Champps Entertainment, Inc. (the “Company”) announced his resignation, effective as of such date. In connection with this resignation, on March 2, 2005 the Company and Mr. Baumhauer entered into a separation agreement, described in Item 5.02, which description is incorporated by reference herein. The separation agreement is attached as Exhibit 10.1 to this report.

        On March 2, 2005, the Board of Directors of the Company elected Michael P. O’Donnell as the Company’s new Chief Executive Officer and President. In connection with this appointment, on March 2, 2005 the Company and Mr. O’Donnell entered into an employment agreement, described in Item 5.02, which description is incorporated by reference herein. The employment agreement is attached as Exhibit 10.3 to this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 2, 2005, William H. Baumhauer, Chief Executive Officer and President of Champps Entertainment, Inc. (the “Company”) announced his resignation, effective as of such date.

         On March 2, 2005, the Company and Mr. Baumhauer entered into a separation agreement (the “Separation Agreement”). The following summary of the Separation Agreement and the termination provision contained in the amended and restated employment agreement between Mr. Baumhauer and the Company dated May 22, 2003 is qualified in its entirety by reference to the text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the amended and restated employment agreement filed by the Company on May 28, 2003 with the Securities and Exchange Commission on Form 8-K, which is incorporated by reference to Exhibit 10.2 hereto. Under the Separation Agreement, Mr. Baumhauer shall be entitled to receive up to 16 months of base salary and all other payments and benefits under the amended and restated employment agreement. In addition, the date of vesting and exercisability of all unexercised and unexpired stock options or other stock based incentive awards held by Mr. Baumhauer are accelerated to the date of termination.

         On March 2, 2005, the Board of Directors of the Company elected Michael P. O’Donnell as the Company’s new Chairman of the Board, Chief Executive Officer and President. He has served on the Company's Board of Directors since September 2002. Mr. O’Donnell has most recently served as the President, Chief Executive Officer and a member of the board of directors of Sbarro, Inc. from September 2003 to March 2005 and continues to serve as a director of Sbarro, Inc. From August 1998 through May 2002, he served in various capacities for Outback Steakhouse, Inc., including as chief executive officer and as director for all new businesses of Outback Steakhouse including the following Outback joint ventures: Roy’s; Flemings; Carrabbas Italian Grill; and Cheeseburger in Paradise. He is 48 years old.

        On March 2, 2005, the Company entered into an agreement with Mr. O’Donnell to serve as the Company’s chief executive officer and president (the “Employment Agreement”). The following summary of the Employment Agreement is qualified in its entirety by reference to the text of the Employment Agreement, a copy of which is attached as Exhibit 10.3 hereto. Under the Employment Agreement the Company will pay Mr. O’Donnell a base salary of $450,000 plus a performance-based bonus of $200,000, subject to Mr. O’Donnell remaining employed by the Company on the last day of each applicable fiscal year and satisfaction of certain performance goals to be established by the Compensation Committee of the board. If Mr. O’Donnell is employed by the Company on June 30, 2005, he shall be paid a guaranteed bonus equal to $200,000, pro rated based on the number of days he is employed by the Company during the current fiscal year. The Compensation Committee may, in its discretion, pay an amount less than or greater than $200,000 upon partial or excess achievement of the applicable performance goals. Mr. O’Donnell will be eligible to participate in the Company’s present and future employee benefits and shall be entitled to $1 million of life insurance coverage, long-term disability coverage and a leased automobile. The Company agrees to grant Mr. O’Donnell 128,670 shares of restricted common stock that vest as to 1/3 of the shares on each anniversary of the date of grant and 386,010 shares of restricted stock that vest upon satisfaction of certain average market price maintenance requirements.

        If Mr. O’Donnell’s employment with the Company is terminated by the Company without Cause (as defined in the Employment Agreement) or by Mr. O’Donnell for Good Reason (as defined in the Employment Agreement), the Company shall pay him his pro rata portion of the annual bonus Mr. O’Donnell would have earned through the date of termination and, for a period of up to 24 months, an amount equal to 1/12th of his base salary and target bonus, and continued medical coverage for up to two years. If Mr. O’Donnell becomes employed by another entity that is not a Competitor (as defined in the Employment Agreement) to the Company prior to the end of the 24-month severance period, all remaining severance payments shall be reduced by one-half throughout the remainder of the severance term. If Mr. O’Donnell becomes employed by a Competitor of the Company prior to the end of the 24-month severance period, all remaining severance payments shall immediately terminate.

        There are no family relationships between Mr. O’Donnell and any of the Company’s other directors or executive officers. Except for the Employment Agreement described herein, there are no transactions between the Company and Mr. O’Donnell requiring disclosure under this Item 5.02. Prior to his appointment as the Company’s CEO and president, Mr. O’Donnell was the principal of a consulting company that received a monthly consulting fee of $1,500 from Atticus Capital, L.L.C., the Company’s largest stockholder.

The press release issued by the Company concerning these actions is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

Exhibit Number	Exhibit Description

Exhibit 10.1	Separation Agreement dated March 2, 2005 between the Company and William H. Baumhauer

Exhibit 10.2

Amended and Restated Employment Contract, dated as of May 22, 2003, by and between the Company and William H. Baumhauer, incorporated herein by reference to the Company’s Current Report on Form 8-K dated May 28, 2003.

Exhibit 10.3	Employment Agreement dated March 2, 2005 between the Company and Michael P. O'Donnell

Exhibit 99.1	Press Release dated March 2, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005

Champps Entertainment, Inc.
            (Registrant)

By:       /s/ Frederick J. Dreibholz
Name:   Frederick J. Dreibholz
Title:    Chief Financial Officer

Exhibit Number	Exhibit Description

Exhibit 10.1	Separation Agreement dated March 2, 2005 between the Company and William H. Baumhauer

Exhibit 10.2

Amended and Restated Employment Contract, dated as of May 22, 2003, by and between the Company and William H. Baumhauer, incorporated herein by reference to the Company’s Current Report on Form 8-K dated May 28, 2003.

Exhibit 10.3	Employment Agreement dated March 2, 2005 between the Company and Michael P. O'Donnell

Exhibit 99.1	Press Release dated March 2, 2005